                             CONFIDENTIAL MATERIAL
                       OMITTED AND FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.
                        ASTERISKS DENOTE SUCH OMISSIONS.

                             CONFIDENTIAL TREATMENT
                        PDF SOLUTIONS, INC. HAS REQUESTED
                        THAT THE MARKED PORTIONS OF THIS
                        DOCUMENT BE ACCORDED CONFIDENTIAL
                      TREATMENT PURSUANT TO RULE 406 UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED.



                                                                   EXHIBIT 10.15

INTEGRATION TECHNOLOGY AGREEMENT

        THIS INTEGRATION TECHNOLOGY AGREEMENT ("this Agreement") is made and entered into as of ********** (the "EFFECTIVE DATE") by and between Semiconductor Company of Matsushita Electronics Corporation, a Japanese corporation ("CUSTOMER") and PDF Solutions, Inc., a California corporation ("PDF SOLUTIONS").

                                TERM AND CONTACTS


--------------------------------------------------------------------------------

Customer: Semiconductor Company,            Contact: **********
Matsushita Electronics Corporation
Address:  **********                        Phone:  **********

          **********                        Fax:    **********

Website: http://www.**********              E-Mail: **********

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Term: This agreement shall commence on the Effective Date and shall expire on July 31, 2001, unless sooner terminated in accordance with Sections 1.2 or 1.3.


All notices, correspondence and invoices pertaining to this Agreement shall be sent to the persons and addresses listed, or such other address as the applicable party designates by giving written notice:

   To Customer:
                                               To PDF Solutions:
   Matsushita Electronics Corporation **,
   ********************                        PDF Solutions, Inc.
   ********************                        333 West San Carlos Street
                                               Suite 700
   Phone:  **********                          San Jose, CA 95110
   Fax:    **********                          Attn:     Chief Financial Officer
                                               Tel:      (408) 938-6445
                                               Fax:      (408) 938-6478

--------------------------------------------------------------------------------


        The parties have caused their duly authorized representatives to execute and deliver this Agreement, which consists of this cover page, the attached Terms and Conditions and any attached executed exhibits.



CUSTOMER                                    PDF SOLUTIONS, INC.
Matsushita Electronics Corporation
-----------------------------------

Signed: /s/ Seiji Ueda                     Signed: /s/ John K. Kibarian
       ----------------------------                -----------------------------

Printed: Seiji Ueda                        Printed: John K. Kibarian
        ---------------------------                 ----------------------------

TITLE:  Director                           TITLE:  President & CEO
      -----------------------------               ------------------------------


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              TERMS AND CONDITIONS

                        INTEGRATION TECHNOLOGY AGREEMENT

                                    RECITALS

        A. PDF Solutions possesses technology and expertise useful in discovering, analyzing, and fixing problems in the design and manufacturing processes that cause low yields of useable integrated circuits.

        B. Customer desires to engage PDF Solutions and receive a license to certain technology useful to analyze its internal integrated circuit manufacturing process, identify problems therewith, and recommend solutions thereto, by way of methodology or otherwise, upon the terms and conditions contained herein.

        C. PDF Solutions desires to be so engaged upon the terms and conditions contained herein.

                                   DEFINITIONS

"Analysis" refers to all interpretations, recommendations, extractions, statistical models or other yield and performance models developed by PDF Solutions and derived in whole or in part from Customer's Raw Data; provided, however, that Analysis does not include any information sufficiently detailed that Raw Data could be feasibly re-constructed.

"Characterization Vehicle" or "CV" refers to the parameterized layout structures or circuit elements, specific implementations of said structures or circuit elements either in computer format or layout format (for example, GDS-II files), and images of said structures or circuit elements, historically or hereafter created or customized by PDF Solutions for the purposes of creating a test vehicle used to characterize any given manufacturing process. Manufacturing Designs are usually referenced in the process of generating CVs for the purposes of optimizing or tuning the vehicle to the targeted designs and process. The CV is used to create a Mask Set which is used by the fabrication facility to generate test wafers.

"Developed Technology" refers to all methodologies, techniques, designs, problem solving processes and practices developed by jointly by the parties in the course of the performance of this Agreement.

"Manufacturing Designs" refers to all non-public information relating to
*****************

"Mask Set" refers to translucent glass plates used as a light filter to transfer designs onto a wafer.

"Modified Standard Process of Customer" means the standard process of Customer for comparison purpose which will be obtained by Customer as the result of successful completion of this project under the Agreement."

"Permitted Field of Use" means the field of use described in Exhibit "A".

"Proprietary Rights" shall mean all intellectual property rights including, but not limited to, patents, patent applications, copyrights, copyright registrations, moral rights, mask work rights, rights of authorship, industrial design rights, trademarks, tradenames, know-how and trade secrets, irrespective of whether such rights arise under U.S. or worldwide intellectual property, unfair competition or trade secret laws.

"PDF Technology" refers to (a) all the methodologies, techniques, software, designs, CVs, CV layout, Design of Experiments used in creating CV layout, problem solving processes and practices developed and utilized by PDF Solutions
(i) prior to the Effective Date of this Agreement or (ii) during the term hereof independently of this Agreement and (b) ***********


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

***

"Raw Data" shall mean the data generated by PDF Solutions using the CV in conjunction with Customer's Manufacturing Design.

     "R&D Team" means those employees of Customer and employees of the ******** (****) who provide research and development work with respect to Customers IC products in the pre-qualification effort or have a need to know with regards to the development work of the pre-qualification effort.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises herein contained, the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and PDF Solutions, intending to be legally bound, hereby agree as follows:

SECTION 1. TERM AND TERMINATION

        1.1 Term. This Agreement shall commence on the Effective Date and shall expire as described in the attached cover sheet.

        1.2 Termination for Cause. This Agreement may be terminated upon thirty
(30) days prior written notice by either party if the other party materially breaches or fails to perform any material obligations hereunder and the breaching party fails to cure such breach within thirty (30) days of such written notice. Notwithstanding the foregoing, the cure period for any failure of Customer to pay Fees and Reimbursements due hereunder shall be ten (10) days from the date of receipt by Customer of any notice of breach relating thereto. In the event of a termination under this Section 1.2, Customer shall pay PDF Solutions all Fixed Fees incurred through the effective date of such termination, all Reimbursements incurred through the effective date of such termination and, if PDF Solutions shall so terminate this Agreement, all Incentive Fees that would otherwise have been earned had this Agreement not been terminated shall be paid after such termination in accordance with the time schedule and milestone objectives in Exhibit B.

        1.3 Survival of Provisions. Any and all obligations and duties which have accrued hereunder upon such termination shall survive the termination and remain obligations and duties of the burdened party. Additionally, Sections 3 (Payment for Services and Technology) as modified by this Section 1, 4 (Proprietary Rights), 5 (Confidentiality), 6 (Representations and Warranties), 7 (Indemnity), 8 (Limitation of Liability), 9 (Export Controls) and 10 (Miscellaneous) shall survive the expiration or sooner termination of this Agreement and remain binding upon the parties hereto; provided that in the event of any termination of this Agreement by PDF Solutions pursuant to Section 1.3, any and all rights and licenses granted by PDF Solutions to Customer hereunder shall terminate effective upon such termination.

SECTION 2. DELIVERY OF SERVICES

        2.1 Scope of Services. During the term of this Agreement, PDF Solutions shall furnish the PDF technology and related services (the "SERVICES AND TECHNOLOGY") described in detail in EXHIBIT "A" attached hereto (the "SCOPE OF SERVICES AND TECHNOLOGY"). The manner and means used by PDF Solutions to provide the Services and Technology are in the control of PDF Solutions but shall at all times be satisfactory to Customer.

        2.2 Standard for Performance. PDF Solutions shall perform and deliver the Services and Technology under this Agreement in accordance with the standards and practices of care consistent with the quality of services PDF Solutions performs for its other similarly situated clients. PDF Solutions at all times shall


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

provide such number of qualified and skilled personnel to perform and deliver the Services and Technology in accordance with the quality standards, time frames and other requirements set forth in this Agreement. PDF Solutions shall utilize and comply with the relevant portions of any regulatory standards applicable to the provision of the Services and Technology. PDF Solutions shall promptly repair or replace at its own expense all damages, scars or disfigurements to any materials or property that is part of, or contained in, Customer's work site that are the result of the negligence of personnel employed by PDF Solutions.

        2.3 Customer Assistance. Subject to Section 5 (Confidentiality), Customer will provide PDF Solutions with such information, materials, technology and Proprietary Rights as PDF Solutions shall reasonably require in order to perform and deliver the Services and Technology as specified in the Scope of Services and Technology.

        2.4 Mutual Cooperation; Schedule. Customer and PDF Solutions agree to cooperate in good faith to achieve completion of the Services and Technology in a timely and professional manner. Customer understands and agrees that PDF Solutions' provision of the Services and Technology may depend on Customer or a third party completing certain tasks or adhering to certain schedules within Customer's control. Consequently, the schedule for completion of the Services and Technology or any portion thereof or milestones for payment of Fees may require adjustments or changes in the event such tasks are not completed as anticipated. PDF Solutions shall bear no liability or otherwise be responsible for or penalized by delays in the provision of Services and Technology or any portion thereof proximately caused by failure by Customer or a third party to complete a reasonable task or adhere to a reasonable schedule.

SECTION 3. PAYMENT FOR SERVICES

        3.1 Fees. As compensation for the Services and Technology, Customer shall pay to PDF Solutions the fees ("FEES") set forth in EXHIBIT "B" attached hereto.

        3.2 Expenses. Customer shall also reimburse PDF Solutions for its reasonable out-of-pocket expenses incurred in carrying out its obligations under this Agreement including, but not limited to, travel, hotel, meals, document production and other customary business expenses directly related to the Services and Technology ("REIMBURSEMENT"). Travel, other than trips to Customer's office or fabrication facilities, shall be in accordance with PDF Solution's travel policy. Reimbursement for expenses incurred in an amount of up to $******* in any calendar month shall not require the written approval of Customer; provided, however, that any extraordinary engagement-related purchases including, but not limited to, expenses for mask production, equipment purchases, on-site facilities and on-site communications services, must receive Customer's prior written authorization. Customer shall not have any liability to PDF Solutions for any Reimbursement for expenses incurred in an amount in excess of $******* in any calendar month, unless such expenses are approved in writing by both parties.

        3.3 Invoice. PDF Solutions shall bill Customer as agreed herein for Services and Technology pursuant to an invoice delivered on a monthly basis. Each invoice shall be accompanied by a reasonably detailed breakdown of the invoiced amount.

        3.4 Payment of Invoices. All payments by Customer hereunder shall be made in U.S. Dollars by telegraphic transfer to the bank designated by PDF Solutions. All invoices shall be due and payable within **************** after the date of invoice. Amounts not paid in accordance herewith shall be subject to a late charge equal to ************************ (or, if less, the maximum allowed by applicable law). Without prejudice to other remedies available, PDF Solutions reserves the right to suspend performance and delivery of Services and Technology until such delinquency is corrected, provided that PDF Solutions shall give written notice of payment delinquency and


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

shall give ten (10) days advance written notice of its intention to suspend performance. The amounts payable to PDF Solutions hereunder are exclusive of any sales or use or other taxes or governmental charges. Customer shall be responsible for payment of all such taxes or charges except for any taxes based solely on PDF Solutions' net income. If Customer is required to pay any taxes based on this Section 3.4, Customer shall pay such taxes with no reduction or offset in the amounts payable to PDF Solutions hereunder.

SECTION 4. PROPRIETARY RIGHTS

        4.1 Ownership. Customer and PDF Solutions acknowledge and agree that, as between them, ownership shall be as follows:

                (a) PDF Solutions is the exclusive owner of all PDF Technology and all Proprietary Rights in the PDF Technology;

                (b) Customer is the exclusive owner of all Analysis, Manufacturing Designs, Raw Data, Modified Standard Process of Customer and all Proprietary Rights in the Analysis, Manufacturing Design ,the Raw Data and Modified Standard Process of Customer;

                (c) Customer and PDF Solutions shall jointly own the Developed Technology and related Proprietary Rights and each party shall be free to exploit Developed Technology without any obligation to account to the other party for royalties, to share any royalties or to cooperate in the enforcement or defense of Proprietary Rights in Developed Technology.

                (d) Customer is the exclusive owner of *****; provided, however, that during the term of this Agreement and thereafter, such ***** may be used only by the ***** and only within the Permitted Field of Use, and Customer will not license, transfer or disclose the ***** to any third party or outside of the
*****.

        To the extent the law would provide for ownership other than as provided herein, (y) Customer hereby assigns to PDF Solutions its right, title and interest in and to the PDF Technology and the Proprietary Rights in the PDF Technology and (z) PDF Solutions hereby assigns to Customer its right, title and interest in and to the Analysis, Manufacturing Designs, Raw Data, Modified Standard Process of Customer and the Proprietary Rights in the Analysis, Manufacturing Designs and Raw Data, such Modified Standard Process of Customer and in the Mask Sets for CVs, subject to the restrictions set forth in Subsection (c) above.

        4.2 Grant of License by PDF Solutions. Subject to the terms and conditions of this Agreement, including the timely payment of Fees, PDF Solutions hereby grants to Customer, a perpetual, non-exclusive, irrevocable, non-transferable license (without any right to sublicense) only for the ********** to use the PDF Technology and associated Proprietary Rights disclosed by PDF Solutions under this Agreement, but only to the extent PDF Solutions has the right to grant such license; provided that such license is solely for use of PDF Technology by the ******** within the permitted field of use. The foregoing license includes all PDF Technology disclosed by PDF Solutions in its work for Customer hereunder (including methodologies and practices observed by the ******** in the course of PDF Solutions' work hereunder); provided, however, that specifically excluded from this license of PDF Technology is any and all software or software tools or software manuals and documentation to the extent related to PDF Technology. Customer shall not disclose or license PDF Technology to any third party or outside of the *******.

        4.3 Grant of License by Customer. Subject to the terms and conditions of this Agreement, Customer hereby grants to PDF Solutions a perpetual, non-exclusive, irrevocable, worldwide, non-transferable, license (without the right to sublicense), but only to the extent Customer has the right to grant such license, as follows:

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                (a) to incorporate Customer's Manufacturing Designs in CVs at any time during the term solely for the purpose of performing under this Agreement; and

                (b) to use, copy, compile, manipulate, analyze or reproduce Raw Data and the Mask Sets for CVs solely for the purpose of performing under this Agreement.

        4.4 No Other Rights. Except as otherwise set forth in this Section 4, neither this Agreement nor performance and delivery of the Services and Technology shall give either PDF Solutions or Customer any ownership, interest in, or rights to, the Proprietary Rights owned or provided by the other party.

        4.5 Reference Right. Nothing in this Agreement shall be construed as limiting the free right of Customer to refer to the Modified Standard Process of Customer for the purpose of development and mass production of any semiconductor products.



SECTION 5. CONFIDENTIALITY

The parties acknowledge and agree that during the course of the performance of the mutual obligations hereunder, each party will occasionally deliver to the other party certain information (including proprietary information, technical data, trade secrets, know-how, research, software, developments, inventions, processes, design flows, methods, methodologies, formulas, algorithms, technologies, designs, drawings, engineering, hardware configuration information, yield data or other similar information, and related documentation and information) which the disclosing party deems to be confidential or proprietary. Such information shall be considered and treated hereunder as proprietary and confidential information if it is identified as "Confidential" or "Proprietary" (hereinafter referred to as "CONFIDENTIAL INFORMATION"): (i) by stamp or legend if communicated in writing or other tangible form, or (ii) orally at the time of disclosure with a written confirmation within thirty days describing the Confidential Information communicated orally. All restrictions as to use and disclosure shall apply during such thirty day period. Except as permitted hereunder, the receiving party shall not use or disclose the Confidential Information of the disclosing party. Any recipient of Confidential Information disclosed pursuant to this Agreement shall hold the Confidential Information in strictest confidence and shall protect the Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, disclosure, dissemination or publication of the Confidential Information as the recipient uses to protect its own comparable confidential and proprietary information. Any permitted reproduction of Confidential Information shall contain all confidential or proprietary legends which appear on the original. If the disclosing party discloses any software, the recipient is prohibited from disassembling, decompiling, reverse-engineering or otherwise attempting to discover or disclose the disclosing party's source code, trade secrets, ideas or methods or concepts embodied in such software. Subject to the licenses granted in Section 4, upon receipt of the written request of the disclosing party, the receiving party will return, or give written certification of the destruction of all Confidential Information in any tangible or digital form, including all copies thereof whether on paper or in digital form, which are in the recipient's possession or control. The recipient will immediately notify the disclosing party in the event of any loss or unauthorized disclosure of Confidential Information. The above restrictions on use and disclosure shall not apply to any Confidential Information that: (1) is in the public domain or in the possession of the recipient without restriction at the time of receipt under this Agreement through no wrongful act or omission of the recipient, (2) is disclosed with the prior written approval of the disclosing party, (3) is disclosed after ********** ***** from the date of expiration or earlier termination of this Agreement, (4) is independently developed by the recipient without breach of this Agreement which independent development is supported by reasonable contemporary evidence, (5) becomes


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

known to the recipient from a source other than the disclosing party without breach of this Agreement by the recipient or any other wrongful act or omission by recipient or any third party; or (6) is required to be disclosed pursuant to law, provided the recipient uses reasonable efforts to give the disclosing party reasonable notice of such required disclosure sufficient to give the disclosing party the opportunity to contest such disclosure. The obligations of confidentiality shall survive the expiration or sooner termination of this Agreement for a period of ********** ***** thereafter. Disclosing party assumes no responsibility or liability whatever under this Agreement for any use of Confidential Information by the recipient or its agents. Nothing in this Agreement shall restrict recipient's discretion to transfer or assign its personnel, providing the obligations of recipient under this Agreement are otherwise met. Subject to the provisions of Section 4, either party shall be free to use for any purpose the "residuals" resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information as provided herein. The term "residuals" means information in non-tangible form, which may be retained in the memories (without intentional memorization) by persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained therein. Neither party shall have any obligation to limit or restrict the assignment of such persons or to pay royalties for any work resulting from the use of residuals. Each party hereto recognizes and agrees that there is no adequate remedy at law for a breach of this Section 5, that such a breach would irreparably harm the disclosing party and that the disclosing party shall be entitled to seek equitable relief (including, without limitation, injunctions) with respect to any such breach or potential breach in addition to any other remedies. PDF Solutions acknowledges that Confidential Information disclosed by Customer may include the information of ****, and some employees of **** will participate in the ****. Customer shall be liable for the performance of employees of **** in the **** in performing under this Agreement and also be liable for the confidentiality obligation of **** with respect to the Confidential Information disclosed by PDF Solutions. The parties agree that the MUTUAL NON-DISCLOSURE AGREEMENT among PDF Solutions, Customer and **** dated the ********** (NDA) shall be superseded by this Agreement, provided, however, that any of the Confidential Information exchanged by the parties under the NDA shall be treated as and included in the Confidential Information under this Agreement.

SECTION 6. REPRESENTATIONS AND WARRANTIES

        6.1 Corporate Warranties. Each party hereby represents and warrants to the other party that: (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized, (ii) the person executing this Agreement on behalf of each party is duly authorized to bind such party to all terms and conditions of this Agreement, (iii) this Agreement, when executed and delivered by each party, will be the legal, valid, and binding obligation of such party, enforceable against it in accordance with its terms, and (iv) the execution, delivery and performance of this Agreement by each party does not and will not conflict with or constitute a breach or default under such party's charter documents, delegations of authority, or any material agreement, contract or commitment of such party, or require the consent, approval or authorization of, or notice, declaration, filing or registration with, any third party or governmental or regulatory authority.

        6.2 Infringement. PDF Solutions warrants that it is not aware of infringement or alleged infringement of its deliverables under third parties' valid worldwide intellectual property rights.

        6.3 Disclaimer of Warranties. THE WARRANTIES STATED IN THIS SECTION 6 ARE THE PARTIES' SOLE AND EXCLUSIVE WARRANTIES PERTAINING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND EACH PARTY HEREBY



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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

DISCLAIMS ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WRITTEN OR ORAL, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF TITLE, MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. NOTHING UNDER THIS AGREEMENT, OR THE STATEMENT OF WORK OR PROJECT SHALL BE DEEMED TO BE A WARRANTY AS TO THE OUTCOME OF ANY PROJECT OR THE EFFICACY OF ANY RECOMMENDATIONS MADE BY PDF SOLUTIONS. NOTHING UNDER THIS AGREEMENT OR THE STATEMENT OF WORK SHALL BE DEEMED TO CREATE ANY LIABILITY ON THE PART OF EITHER PARTY WITH RESPECT TO THE OUTCOME OF A PROJECT OR ANY ACTIONS TAKEN BY CUSTOMER OR THE PDF SOLUTIONS AS A CONSEQUENCE OF THE OTHER PARTY'S RECOMMENDATIONS.

SECTION 7. INDEMNIFICATION. PDF Solutions shall defend or settle at PDF Solutions' expense any claim ("Claim") brought against Customer that the Services and Technology and/or any tangible or intangible delivered in connection therewith impermissibly contains third party's proprietary rights, trade secrets, or copyrighted materials or that Customer's use of any such materials, as permitted hereunder by the ******** in the Permitted Field of Use, infringes any patent issued in Japan; provided that such indemnification shall not extend (a) to any infringement by Customer's designs or products, (b) to any infringement resulting from any infringement contained in any technical data, Manufacturing Designs, Mask Sets or materials or reports or information provided by Customer. The indemnification obligations set forth in this Section 7 are subject to the conditions that the Customer: (i) gives prompt written notice of the Claim to the PDF Solutions, (ii) gives the PDF Solutions the exclusive authority to control and direct the defense or settlement of such Claim, provided that the PDF Solutions does not take any positions that may be prejudicial to Customer and (iii) gives the PDF Solutions, at Customer's own expense (except for the value of the Customer's employees' time), all reasonably necessary information and reasonable assistance with respect to such Claim. PDF Solutions shall pay all amounts paid in settlement and all damages and costs awarded with respect to such Claim. PDF Solutions will not be liable for any costs or expenses incurred without its prior written authorization. In the event of any Claim under this Section 7, PDF Solutions shall have the option, at its election, to (a) obtain a license to permit continued use of the allegedly infringing item or practice, (b) modify the allegedly infringing item or practice to avoid continued infringement provided the modified item or practice is substantially equivalent, (c) procure or provide a substantially equivalent substitute for the allegedly infringing item or practice or (d) if PDF Solutions is unable to achieve (a), (b) or (c) after reasonable efforts, then PDF Solutions may require that Customer cease use of the infringing item or practice as soon as feasible and terminate this Agreement and refund all Incentive Fees paid by Customer to PDF Solutions.

SECTION 8. LIMITATION OF LIABILITY

THE LIABILITY OF EITHER PARTY AND OF SUCH PARTY'S OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS AND AGENTS, TAKEN AS A WHOLE, WHETHER IN TORT, CONTRACT OR OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE, STRICT LIABILITY OR PRODUCT LIABILITY OF SUCH PARTY OR OF ITS OFFICERS, DIRECTORS, EMPLOYEES, OR AGENTS OR FAILURE OF ESSENTIAL PURPOSE, WITH REGARD TO ANY SERVICES OR OTHER ITEMS FURNISHED UNDER THIS AGREEMENT SHALL IN NO EVENT EXCEED THE AGGREGATE COMPENSATION PAID BY CUSTOMER TO PDF SOLUTIONS HEREUNDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CLAIM FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR


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  the Commission. Confidential treatment has been requested with respect to the omitted portions.

CONSEQUENTIAL DAMAGES, COVER OR ANY LOSS OF DATA, PROFIT, REVENUE OR USE UNDER ANY THEORY OF LAW OR FOR ANY CAUSE OF ACTION.

SECTION 9. EXPORT CONTROL

        9.1 Both parties acknowledge that certain technical information disclosed by PDF Solutions to Customer hereunder may be subject to the export control laws or regulations of the U. S. A. PDF Solutions shall be responsible for obtaining any export license required under such laws or regulations with respect to the export of any Confidential Information, and shall promptly notify Customer in writing the technical information which is subject to the restrictions under such laws or regulations as well as the type of license to have been obtained.

        9.2 In the event that a Japanese governmental authorization is required for the disclosure of technical information under this Agreement, Customer will not disclose such information until Customer obtains such authorization.

SECTION 10. MISCELLANEOUS

        10.1 Publicity. Neither party shall disclose the existence of or the terms of this Agreement to any third party, or in any manner advertise or publish statements to such effect, without the prior written consent and mutual agreement as to the content, medium, and manner of the public announcement of the other party. Notwithstanding the above, should one of the parties be required by laws or regulations to disclose either the existence or terms of this Agreement to a court of law, a governmental agency, an auditor, a bank, or any person such party may do so without the prior written consent of the other party provided that the disclosing party: (i) notifies the recipient of the confidential nature of the information, (ii) requests confidential treatment of such information, (iii) limits the disclosure to only such information as is required under the circumstances, and (iv) delivers prompt notice to the other party of such requested or actual disclosure.

        10.2 Assignment. Neither party shall assign any portion of its rights, duties, or obligations under this Agreement without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed, provided that PDF Solutions may utilize the services of consultants and subcontractors to perform hereunder with the prior written consent of Customer.

        10.3 Changes. No modification to this Agreement will be binding unless in writing and signed by a duly authorized representative of each party. Change orders affecting any Scope of Services and Technology will not be effective until reviewed and approved in writing by PDF Solutions and Customer. PDF Solutions will submit to Customer a report on how the proposed changes will affect the current Services and Technology including the effect on the time schedule and cost estimates. The parties will have no obligation to proceed with changed work until both parties have approved the change in writing.

        10.4 Notices. All notices or corres-pondence pertaining to this Agreement shall be in writing, delivered by either first class mail with receipt or by facsimile with receipt. Such notice shall be effective upon the earlier of actual receipt or the expiration of three business days following the date of mailing, or such alternative address the parties may designate in the future.

        10.5 Independent Contractors. PDF Solutions and Customer shall perform their obligations under this Agreement as independent contractors, and nothing contained in this Agreement shall be construed to create or imply a joint venture, partnership, principal-agent or employment relationship between the parties. Neither party shall take any action or permit any action to be taken on its behalf which purports to be done in the name of or on behalf of the other party and shall have no power or authority to bind the other party to assume or create any obligation or responsibility express or implied on the other party's behalf or in its name, nor shall such party represent to any one that it has such power or authority. Each party shall be responsible for damages to tangible property or personal injury cause by the gross negligence or willful misconduct of the employees or agents of such party.

        10.6 Force Majeure. Neither party shall be liable to the other party for any loss, damage, or penalty arising from delay to the extent due to causes beyond its reasonable control including acts of God, acts of government, war, riots, or embargoes.

        10.7 Severability. If any term or provision of this Agreement is determined to be invalid or unenforceable for any reason, it shall be adjusted rather than voided, if possible, to achieve the intent of the parties to extent possible. In any event, all other terms and provisions shall be deemed valid and enforceable to the maximum extent possible.

        10.8 Insurance. PDF Solutions shall carry Workers' Compensation and Comprehensive General Liability Insurance (including Products, Contractual, and Automobile Liability) having limits of liability not less than $1 million combined single limit per occurrence for bodily injury, including death and property damages, prior to performing any services on Customer's site.

        10.9 Disputes. If any claim or controversy arises out of this Agreement, the parties shall first make a good faith attempt to resolve the matter through a designated executive officer. The officers having cognizance of the subject matter of the Agreement for each of the parties shall first meet and make a good faith attempt to resolve such controversy or claim. In the event such good faith negotiation fails to settle any dispute within ********** days from notice of such dispute, the controversy shall be settled by binding arbitration by one or three arbitrators, (if three are used, each party shall select one, and the third shall be selected by mutual agreement of the parties), conducted in Santa Clara County, California, if Customer initiates the proceedings, and in Osaka, Japan, if PDF Solutions initiates the proceeding, and in accordance with the Commercial Arbitration Rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof. The arbitrator(s) shall not be empowered to award damages in excess of, and/or in addition to, actual damages, and the arbitrator(s) shall deliver a reasoned opinion in connection with his/her/their decision. Nothing herein, however, shall prohibit either party from seeking injunctive relief if such party would be substantially prejudiced by a failure to act during the time that such good faith efforts are being made to resolve the claim or controversy. In the event either party seeks injunctive relief, the parties agree that jurisdiction will be before a state or district court seated in Santa Clara County, California.

        10.10 Governing Law. This Agreement and any and all disputes arising hereunder shall be governed by the internal laws of the State of California, without regard to choice of law principles. This Agreement is prepared and executed and shall be interpreted in the English language only, and no translation of the Agreement into another language shall have any effect. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from and shall not apply to this Agreement.

        10.11 Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions of this Agreement, or any part hereof, shall not be construed to be a waiver of said provision or to effect the right of any party to enforce each and every provision in accordance with the terms of this Agreement.

        10.12 Interpretation. In the event that any term of the Scope of Services and Technology conflicts with the terms of this Agreement, the terms of this Agreement shall take precedence.



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                                       10

        10.13 Non-Solicitation. Customer shall not actively solicit or influence or attempt to influence any person employed by PDF Solutions to terminate or otherwise cease his or her employment with PDF Solutions or become an employee of Customer. PDF Solutions shall not actively solicit or influence or attempt to influence any person employed by Customer to terminate or otherwise cease his or her employment with Customer or become an employee of PDF Solutions.

        10.14 Drafter. Neither party will be deemed the drafter of this Agreement, which Agreement will be deemed to have been jointly prepared by the parties. If this Agreement is ever construed, whether by a court or by an arbitrator, such court or arbitrator will not construe this Agreement or any provision hereof against any party as drafter.

        10.15 Entire Agreement. The parties acknowledge that PDF Solutions is not providing or licensing to Customer under this Agreement any software programs or products and anticipate that they will enter into a Software Evaluation and/or Software License Agreement related to the subject matter hereof. Such agreement shall also not be affected by this Agreement. Except for such software agreements, this Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and: (i) shall supersede all prior contemporaneous oral or written communications, proposals and representations with respect to its subject matter, and (ii) shall prevail over any conflicting or additional terms of any statement of work, quote, order acknowledgment or similar communication between the parties during the term of this Agreement.

        10.16 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

        10.17 Exhibits. Exhibits "A" and "B" attached hereto are incorporated herein by this reference as if fully set forth herein.



PDF SOLUTIONS, INC., A CALIFORNIA CORPORATION


By: /s/ John K. Kibarian
   --------------------------------
Name: John K. Kibarian
     ------------------------------
Title: President & CEO
      -----------------------------
Date:   **********
     ------------------------------

CUSTOMER


By: /s/ Seiji Ueda
   --------------------------------
Name: Seiji Ueda
     ------------------------------
Title: Director
      -----------------------------
Date:   **********
     ------------------------------


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  omitted portions.

                 EXHIBIT "A" TO INTEGRATION TECHNOLOGY AGREEMENT
                        SCOPE OF SERVICES AND TECHNOLOGY
--------------------------------------------------------------------------------


PERMITTED FIELD OF USE

PDF Solutions agrees to provide Customer with ********************************** **************************************************************. The Agreement,
and all licenses granted by PDF Solutions to Customer under the Agreement, extends only *******************************************************************
*********.

PROJECT PHASES & DESCRIPTION

The project is described below in the following three phases. Phases may be amended upon written notice to more appropriately achieve the targeted project goals.

------------- ------------------------------------------------- ----------------------
PROJECT PHASE                 GENERAL WORK STEPS                  ESTIMATED DURATION
------------- ------------------------------------------------- ----------------------
**********    ***********************************************        **********
**********    ***********************************************        **********
              ***********************************************        **********
              ***********************************************
              ***********************************************

------------- ------------------------------------------------- ----------------------
**********    ***********************************************        **********
**********    ***********************************************        **********
              ***********************************************        **********
              ***********************************************
              ***********************************************

------------- ------------------------------------------------- ----------------------
**********    ***********************************************        **********
**********    ***********************************************        **********
              ***********************************************        **********
              ***********************************************
              ***********************************************

------------- ------------------------------------------------- ----------------------

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                                       12

                 EXHIBIT "A" TO INTEGRATION TECHNOLOGY AGREEMENT
                        SCOPE OF SERVICES AND TECHNOLOGY
--------------------------------------------------------------------------------


DELIVERABLES

PDF Solutions agrees to provide Customer the following deliverables:

----------- ----------------------------------------------------------------
  PHASE                             DELIVERABLE
----------- ----------------------------------------------------------------
**********  **************************************************************
**********  **************************************************************
            **************************************************************

----------- ----------------------------------------------------------------
**********  **************************************************************
**********  **************************************************************
            **************************************************************

----------- ----------------------------------------------------------------
**********  **************************************************************
**********  **************************************************************
            **************************************************************

----------- ----------------------------------------------------------------


PROJECT ACCOUNTABILITY

PDF Solutions will maintain an engagement manager to lead the project effort throughout the duration of the project. PDF Solutions' engagement manager currently assigned to the project is **********. Customer will also maintain a project leader to lead the project effort and Customer team. ********** will serve as the primary point of contact for Customer's project leader or other Customer representatives regarding project status and updates.

REPORTS AND DOCUMENTATION

PDF Solutions agrees to provide at minimum ***** updates to Customer's Project Leader. PDF Solutions will provide a formal presentation at the conclusion
***************.

REQUIREMENTS FROM CUSTOMER

To assist in the success completion of the project, Customer's cooperation to support the following as reasonably required by PDF Solutions:

- Business Resources: Secure and private office space (with 24 hour access) and other customary and reasonable business resources as required. Reasonable and customary communication and business resources including, but is not limited to, international access telephones, multiple analog lines, international access fax machines and access to a photocopier.

- Computing Resources: Customary and reasonable computing resources as required.

- CVs: Customer agrees to run PDF Solution's characterization vehicles.

- Engineering Resources: Customer's engineering resources as required.

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                                       13

GENERAL

Customer agrees to pay *** types of fees associated with the services and technologies rendered with the Integration Technology Agreement.

1. A fixed fee ("Fixed Fee") component, and

2. **********

FIXED FEE

PDF Solutions shall invoice Customer the Fixed Fee on a monthly basis. The Fixed Fee rates will be as follows:

1. *****************************************************************************
   ******************************************.
2.

Customer shall pay such invoices in accordance with this Agreement. If the term of this Agreement is extended with prior written approval, both parties may elect to continue services under this Agreement at a Fixed Fee ***************.

INCENTIVE FEE

PDF Solutions may earn **************** as follows:

--- -------------- -------------- ------------------------------------------
    INCENTIVE FEE   INCENTIVE FEE  INCENTIVE FEE MILESTONE OBJECTIVE(S)
      DUE DATE          AMOUNT
--- -------------- -------------- ------------------------------------------
 1  **********              ***** ***************************************
                                  ***************************************
                                  ***************************************
                                  ***************************************

--- -------------- -------------- ------------------------------------------
 2  **********             *****  ***************************************
                               *  ***************************************
                                  ***************************************
                                  ***************************************

--- -------------- -------------- ------------------------------------------
 3  **********             *****  ***************************************
                               *  ***************************************
                                  ***************************************
                                  ***************************************

--- -------------- -------------- ------------------------------------------

**************************************

Customer's obligation to pay the Incentive Fee shall be contingent on satisfaction of the applicable milestone objective(s). PDF Solutions cannot pre-earn any incentive; each milestone must be achieved during the time frame applicable to such incentive payment. Should conditions beyond the control of PDF Solutions result in an inability to achieve incentive(s) including, but not limited to, delays in Customer


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


process roll-out plans, both parties agree to adjust either the Incentive Fee milestones, Incentive Fee deadlines or both as required.


PRODUCT VOLUME EXCLUDED FROM INCENTIVE FEE CALCULATIONS

The following wafers shall be excluded from the calculation of the defect density in determining Incentive Fees:

- Mis-processed wafers

- Wafers adversely affected by equipment failures or malfunctions

- Wafers adversely affected by non-qualified PM (preventative maintenance) adjustments. Non-qualified means new equipment introduced but not verified to process tolerances. Customer and PDF Solutions agree to review the qualification process within forty-five (45) days of Effective Date. Customer may elect not to make any changes suggested by PDF Solutions that are deemed unreasonable or beyond Customer's control.

- Zero yielding wafers traceable to equipment failures, malfunction, or PM cycle dependency.

- Operator errors

- Mishandled wafers during processing or test.

- Scrapped wafers

- Failures caused by tester malfunction, test program inadequacy, or measuring beyond the capability of the tester.

If products under this Agreement contains a design *****************************
**************************************************

********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************

Wafers included or excluded in the yield calculations may be modified provided both Customer's designated Project Manager and PDF Solutions' designated Engagement Manager agree to the modifications in writing.

YIELD MODEL

For the purposes of this Agreement, the yield model equation used in determining Incentive Fees when appropriate will be the ************************************
******************************.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.